Exhibit 10.6

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Amendment of Restricted Stock Unit Award (Service-Based)

This is to notify you that Perrigo Company plc (the “Company”) has amended the Restricted Stock Unit Award granted to you under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”) on __________ (the “Grant Date”). The Award consisted of service-based restricted stock units, as described in your Restricted Stock Unit Award Agreement (the “Agreement”) for the Award.

Effective as of June 14, 2017, a new Section 1.6 is added to the Agreement to read as follows:

1.6	Special Rules during CEO Transition Period. Notwithstanding anything contained in this Agreement to the contrary:
(a)    Continued Vesting. If, during the CEO Transition Period, your Termination Date occurs by reason of a Termination without Cause or a Separation for Good Reason, then any RSUs awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 shall continue to vest according to the vesting schedule in effect prior to such Termination Date; provided, however, that you timely execute and deliver (and do not revoke) a release in the form and manner prescribed by the Company and adhere to the restrictive covenants contained therein. The required release will, among other things, include restrictive covenants relating to confidentiality, inventions, non-solicitation of employees and customers, non-competition, and non-disparagement. If you violate any of the restrictive covenants contained in the release, the continued vesting described in this Section 1.6 will cease to apply. For the avoidance of doubt, the special rules under this Section 1.6 will not apply if your Termination Date occurs after the expiration of the CEO Transition Period.
(b)    Definitions.    As used in this Section 1.6, the following terms shall have the meanings set forth below:
(1)    “CEO Transition Period” means the period beginning on June 14, 2017 and ending on the one-year anniversary of the date on which a new Chief Executive Officer (as successor to John Hendrickson) commences employment with the Company.

(2)    “Termination without Cause” means, except as otherwise approved by the Board of Directors of the Company or the Remuneration Committee of the Company, as applicable, and communicated to a Participant in writing by the Chief Executive Officer of the Company or the Chair of the Remuneration Committee, the involuntary termination of your employment by the Company without Cause, including, but not limited to, (i) a termination effective when you exhaust a leave of absence during, or at the end of, a notice period under the Worker Adjustment and Retraining Notification Act (“WARN”), and (ii) a situation where you are on an approved leave of absence during which your position is protected under applicable law (e.g., a leave under the Family Medical Leave Act), you return from such leave, and you cannot be placed in employment with the Company.
(3)    “Separation for Good Reason” means, except as otherwise approved by the Board of Directors of the Company or the Remuneration Committee of the Company, as applicable, and communicated to a Participant in writing by the Chief Executive Officer of the Company or the Chair of the Remuneration Committee, your voluntary resignation from the Company and the existence of one or more of the following conditions that arose without your consent: (i) a material change in the geographic location at which you are required to perform services, such that your commute between home and your primary job site increases by more than 30 miles, or (ii) a material diminution in your authority, duties or responsibilities or a material diminution in your base compensation or incentive compensation opportunities; provided, however, that a voluntary resignation from the Company shall not be considered a Separation for Good Reason unless you provide the Company with notice, in writing, of your voluntary resignation and the existence of the condition(s) giving rise to the separation within 90 days of its initial existence. The Company will then have 30 days to remedy the condition, in which case you will not be deemed to have incurred a Separation for Good Reason. In the event the Company fails to cure the condition within the 30 day period, your Termination Date shall occur on the 31st day following the Company’s receipt of such written notice.
Very truly yours,

Print Name:_______________________________

Title:____________________________________

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Amendment of Restricted Stock Unit Award (Service-Based)

This is to notify you that Perrigo Company plc (the “Company”) has amended the Restricted Stock Unit Award granted to you under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”) on __________ (the “Grant Date”). The Award consisted of service-based restricted stock units, as described in your Restricted Stock Unit Award Agreement (the “Agreement”) for the Award.

Effective as of June 14, 2017, a new Section 1.6 is added to the Agreement to read as follows:

1.6	Special Rules during CEO Transition Period. Notwithstanding anything contained in this Agreement to the contrary:
(a)    Continued Vesting. If, during the CEO Transition Period, your Termination Date occurs by reason of a Termination without Cause or a Separation for Good Reason, then any RSUs awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 shall continue to vest according to the vesting schedule in effect prior to such Termination Date; provided, however, that you timely execute and deliver (and do not revoke) a release in the form and manner prescribed by the Company and adhere to the restrictive covenants contained therein. The required release will, among other things, include restrictive covenants relating to confidentiality, inventions, non-solicitation of employees and customers, non-competition, and non-disparagement. If you violate any of the restrictive covenants contained in the release, the continued vesting described in this Section 1.6 will cease to apply. For the avoidance of doubt, the special rules under this Section 1.6 will not apply if your Termination Date occurs after the expiration of the CEO Transition Period.
(b)    Definitions.    As used in this Section 1.6, the following terms shall have the meanings set forth below:
(1)    “CEO Transition Period” means the period beginning on June 14, 2017 and ending on the one-year anniversary of the date on which a new Chief Executive Officer (as successor to John Hendrickson) commences employment with the Company.

(2)    “Termination without Cause” means, except as otherwise approved by the Board of Directors of the Company or the Remuneration Committee of the Company, as applicable, and communicated to a Participant in writing by the Chief Executive Officer of the Company or the Chair of the Remuneration Committee, the involuntary termination of your employment by the Company without Cause, including, but not limited to, (i) a termination effective when you exhaust an approved leave of absence, and (ii) a situation where you are on an approved leave of absence during which your position is protected under applicable leave law, you return from such leave, and you cannot be placed in employment with the Company.
(3)    “Separation for Good Reason” means, except as otherwise approved by the Board of Directors of the Company or the Remuneration Committee of the Company, as applicable, and communicated to a Participant in writing by the Chief Executive Officer of the Company or the Chair of the Remuneration Committee, your voluntary resignation from the Company and the existence of one or more of the following conditions that arose without your consent: (i) a material change in the geographic location at which you are required to perform services, such that your commute between home and your primary job site increases by more than 30 miles, or (ii) a material diminution in your authority, duties or responsibilities or a material diminution in your base compensation or incentive compensation opportunities; provided, however, that a voluntary resignation from the Company shall not be considered a Separation for Good Reason unless you provide the Company with notice, in writing, of your voluntary resignation and the existence of the condition(s) giving rise to the separation within 90 days of its initial existence. The Company will then have 30 days to remedy the condition, in which case you will not be deemed to have incurred a Separation for Good Reason. In the event the Company fails to cure the condition within the 30 day period, your Termination Date shall occur on the 31st day following the Company’s receipt of such written notice.
Very truly yours,

Print Name:_______________________________

Title:____________________________________